UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2010 (October 1, 2010)

NeoMagic Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22009	77-0344424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2372-A Qume Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (408) 428-9725

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 6, 2010, NeoMagic Corporation (the “Company”) filed a current report on Form 8-K (the “Original Report”) reporting a change in the Company’s certified accountant as a result of the merger between the Company’s independent registered public accounting firm, Stonefield Josephson, Inc., and another independent registered public accounting firm, Marcum LLP. This Current Report on Form 8-K/A is being filed to clarify that Marcum LLP is the Company’s new independent registered public accounting firm. Item 4.01 of the October 6, 2010,  Form 8-K is amended and restated in its entirety below.

ITEM 4.01	Changes in Registrant’s Certifying Accountant

On October 1, 2010, the Company’s independent registered public accounting firm, Stonefield Josephson, Inc. (“Stonefield”), combined its practice with Marcum LLP (the “Merger”). Accordingly, effective October 1 2010, Stonefield effectively resigned as the Company’s independent registered public accounting firm and Marcum LLP became the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors on October 4, 2010.

The principal accountant’s reports of Stonefield on the financial statements of the Company as of and for the years ended January 31, 2010 and January 25, 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended January 25, 2009 and January 31, 2010 and through the subsequent interim period through October 1, 2010, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended January 25, 2009 and January 31, 2010 and through the subsequent interim period through October 1, 2010, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended January 25, 2009 and January 31, 2010 and through the subsequent interim period through October 1, 2010,  the Company did not consult with Marcum LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein and, if not, stating the reasons in which it does not agree. A copy of such letter, dated October 29, 2010, furnished by Stonefield, is filed as Exhibit 16.1 to this Current Report on 8-K/A.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated October 29, 2010 from Stonefield Josephson, Inc. to the US Securities and Exchange Commission.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)

Date: October 29, 2010	/s/ Syed Zaidi
SYED ZAIDI
President and Chief Executive Officer